MONTHLY STATEMENT
                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1

                  ---------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on March 15, 2005,and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)        Information Regarding the Current Monthly
          Distribution for the Series 2000-1 Class A
          Certificates and Class B Certificates
          (stated on the basis of $1,000 original
          certificate principal amount)

          (1)   The total amount distributed to Class
                A Certificateholders per $1,000
                original certificate principal amount                ($0.000000)

          (2)   The amount set forth in A(1) above
                distributed to Class A
                Certificateholders with respect to
                interest per $1,000 original
                certificate principal amount                         ($0.000000)

          (3)   The amount set forth in A(1) above
                distributed to Class A
                Certificateholders with respect to
                principal per $1,000 original
                certificate principal amount                          $0.000000

          (4)   The total amount distributed to Class
                B Certificateholders per $1,000
                original certificate principal amount             $1,002.387778

          (5)   The amount set forth in A(4) above
                distributed to Class B
                Certificateholders with respect to
                interest per $1,000 original
                certificate principal amount                          $2.387778

          (6)   The amount set forth in A(4) above
                distributed to Class B
                Certificateholders with respect to
                principal per $1,000 original
                certificate principal amount                      $1,000.000000

B)        Information Regarding the
          Performance of the Trust

          (1) Allocation of Receivables Collections to the Series 2000-1 Certificates

                (a)   The aggregate amount of Finance
                      Charge Receivables collected
                      during the Monthly Period
                      immediately preceding the
                      Distribution Date                          $52,188,648.85

                (b)   The aggregate amount of
                      Interchange collected and
                      allocated to the Trust for the
                      Monthly Period immediately
                      preceding the Distribution Date             $4,749,761.21

                        --------------------------------
                         Series 2000-1 Monthly Statement
                        March 15, 2005 Distribution Date
                        --------------------------------

                (c)   The aggregate amount of
                      Principal Receivables collected
                      during the Monthly Period
                      immediately preceding the
                      Distribution Date                         $403,358,743.30

                (d)   The Floating Allocation
                      Percentage with respect to the
                      Series 2000-1 Certificates for
                      the Monthly Period immediately
                      preceding the Distribution Date                 1.834732%

                (e)   The Principal Allocation
                      Percentage with respect to the
                      Series 2000-1 Certificates for
                      the Monthly Period immediately
                      preceding the Distribution Date                11.836984%

                (f)   The Finance Charge Receivables
                      and Interchange collected and
                      allocated to the Series 2000-1
                      Certificates for the Monthly
                      Period immediately preceding
                      the Distribution Date                       $1,044,667.50

                (g)   The Principal Receivables
                      collected and allocated to the
                      Series 2000-1 Certificates for
                      the Monthly Period immediately
                      preceding the Distribution Date            $47,745,508.80

          (2)   Available Finance Charge Collections
                and Reallocated Principal Collections
                for Series 2000-1 for the Monthly
                Period immediately preceding the
                Distribution Date.

                (a)   The Finance Charge Receivables
                      and Interchange collected and
                      allocated to the Series 2000-1
                      Certificates
                                                                  $1,044,667.50
                (b)   Collection Account and Special
                      Funding Account investment
                      earnings allocated to the
                      Series 2000-1 Certificates                          $0.00

                (c)   Principal Funding Account
                      Investment Proceeds                            $39,447.64

                (d)   Class A Reserve Draw Amount                         $0.00

                (e)   Class B Reserve Draw Amount                         $0.00

                (f)   Additional Finance Charges from
                      other Series allocated to the
                      Series 2000-1 Certificates                          $0.00

                (g)   Payments, if any, on deposit as
                      of the Determination Date
                      received from any Interest Rate
                      Protection Agreements                               $0.00

                (h)   Reallocated Class D
                      Principal Collections                               $0.00

                (i)   Reallocated Collateral
                      Principal Collections                               $0.00

                (j)   Reallocated Class B
                      Principal Collections                               $0.00

                (k)   Total Available Finance Charge
                      Collections and Reallocated
                      Principal Collections for
                      Series 2000-1 (total of (a),
                      (b), (c), (d), (e), (f), (g),
                      (h), (i) and (j) above)                     $1,084,115.14

                        --------------------------------
                         Series 2000-1 Monthly Statement
                        March 15, 2005 Distribution Date
                        --------------------------------

          (3)   Available Principal Collections for
                Series 2000-1 for the Monthly Period
                immediately preceding the
                Distribution Date

                (a)   The Principal Receivables
                      collected and allocated to the
                      Series 2000-1 Certificates                 $47,745,508.80

                (b)   Shared Principal Collections
                      from other Series allocated to
                      the Series 2000-1 Certificates                      $0.00

                (c)   Additional amounts to be
                      treated as Available Principal
                      Collections pursuant to the
                      Series Supplement                             $505,761.76

                (d)   Reallocated Class D
                      Principal Collections                               $0.00

                (e)   Reallocated Collateral
                      Principal Collections                               $0.00

                (f)   Reallocated Class B Principal
                      Collections                                         $0.00

                (g)   Available Principal Collections
                      for Series 2000-1 (total of
                      (a), (b) and (c) minus (d), (e)
                      and (f) above)                             $48,251,270.56

          (4)   Delinquent Balances in the Trust

                The aggregate outstanding balance of
                the Accounts which were delinquent as
                of the close of business on the last
                day of the Monthly Period immediately
                preceding the Distribution Date.

                (a)   31-60 days                                    $88,078,227
                (b)   61-90 days                                     61,466,907
                (c)   91 or more days                               136,803,568
                                                                 --------------
                (d)   Total Delinquencies                          $286,348,702

          (5)   Defaulted Amount

                (a)   The aggregate amount of
                      Defaulted Receivables with
                      respect to the Trust for the
                      Monthly Period immediately
                      preceding the Distribution Date            $32,634,691.27

                (b)   The aggregate Amount of
                      Recoveries of Defaulted
                      Receivables processed during
                      the Monthly Period immediately
                      preceding the Distribution Date             $5,068,723.79

                (c)   The Defaulted Amount for the
                      Monthly Period immediately
                      preceding the Distribution Date
                      [Defaulted Receivables minus
                      Recoveries]                                $27,565,967.48

                (d)   The Defaulted Amount for the
                      Monthly Period immediately
                      preceding the Distribution Date
                      allocable to the Series 2000-1
                      Certificates (the "Series
                      2000-1 Defaulted Amount")                     $505,761.76

                (e)   The Class A Defaulted Amount
                      [Series 2000-1 Defaulted Amount
                      multiplied by the Class A
                      Percentage]                                        ($0.00)

                (f)   The Class B Defaulted Amount
                      [Series 2000-1 Defaulted Amount
                      multiplied by the Class B
                      Percentage]                                   $146,834.06

                        --------------------------------
                         Series 2000-1 Monthly Statement
                        March 15, 2005 Distribution Date
                        --------------------------------

          (6)   Class A Charge-Offs

                (a)   The excess, if any, of the
                      Class A Defaulted Amount over
                      the sum of (i) Available
                      Finance Charge Collections
                      applied to such Class A
                      Defaulted Amount, (ii)
                      Reallocated Principal
                      Collections applied to such
                      Class A Defaulted Amount, (iii)
                      the amount by which the Class D
                      Invested Amount has been
                      reduced in respect of such
                      Class A Defaulted Amount, (iv)
                      the amount by which the
                      Collateral Invested Amount has
                      been reduced in respect of such
                      Class A Defaulted Amount and
                      (v) the amount by which the
                      Class B Invested Amount has
                      been reduced in respect of such
                      Class A Defaulted Amount (a
                      "Class A Charge-Off")                               $0.00

                (b)   The amount of the Class A
                      Charge-Off set forth in item
                      6(a) above, per $1,000 original
                      certificate principal amount
                      (which will have the effect of
                      reducing, pro rata, the amount
                      of each Class A
                      Certificateholder's investment)                 $0.000000

                (c)   The total amount reimbursed on
                      the Distribution Date in
                      respect of Class A Charge-Offs
                      for prior Distribution Dates                        $0.00

                (d)   The amount set forth in item
                      6(c) above per $1,000 original
                      certificate principal amount
                      (which will have the effect of
                      increasing, pro rata, the
                      amount of each Class A
                      Certificateholder's investment)                $0.0000000

                (e)   The amount, if any, by which
                      the outstanding principal
                      balance of the Class A
                      Certificates exceeds the Class
                      A Invested Amount if any, as of
                      the Distribution Date, after
                      giving effect to all deposits,
                      withdrawals and distributions
                      on such Distribution Date                           $0.00

          (7)   Class B Charge-Offs

                (a)   The excess, if any, of the
                      Class B Defaulted Amount over
                      the sum of (i) Available
                      Finance Charge Collections
                      applied to such Class B
                      Defaulted Amount, (ii)
                      Reallocated Class D Principal
                      Collections applied to such
                      Class B Defaulted Amount, (iii)
                      Reallocated Collateral
                      Principal Collections applied
                      to such Class B Defaulted
                      Amount, (iv) the amount by
                      which the Class D Invested
                      Amount has been reduced in
                      respect of such Class B
                      Defaulted Amount and (v) the
                      amount by which the Collateral
                      Invested Amount has been
                      reduced in respect of such
                      Class B Defaulted Amount                            $0.00

                (b)   The amount by which the Class B
                      Invested Amount has been
                      reduced on the Distribution
                      Date in respect of Reallocated
                      Class B Principal Collections                       $0.00

                (c)   The amount by which the Class B
                      Invested Amount has been
                      reduced on the Distribution
                      Date in respect of item 6(a)
                      (together with item 7(a),
                      "Class B Charge-Offs")                              $0.00

                (d)   The total amount by which the
                      Class B Invested Amount has
                      been reduced on the
                      Distribution Date as set forth
                      in items 7(a), (b) and ( c)                         $0.00

                        --------------------------------
                         Series 2000-1 Monthly Statement
                        March 15, 2005 Distribution Date
                        --------------------------------

                (e)   The amount set forth in item
                      7(d) above per $1,000 original
                      certificate principal amount
                      (which will have the effect of
                      reducing, pro rata, the amount
                      of each Class B
                      Certificateholder's investment)                 $0.000000

                (f)   The total amount reimbursed on
                      the Distribution Date in
                      respect of reductions in the
                      Class B Invested Amount on
                      prior Distribution Dates                            $0.00

                (g)   The amount set forth in item
                      7(f) above per $1,000 original
                      certificate principal amount
                      (which will have the effect of
                      increasing, pro rata, the
                      amount of each Class B
                      Certificateholder's investment)                 $0.000000

                (h)   The amount, if any, by which
                      the outstanding principal
                      balance of the Class B
                      Certificates exceeds the Class
                      B Invested Amount if any, as of
                      the Distribution Date, after
                      giving effect to all deposits,
                      withdrawals and distributions
                      on such Distribution Date                           $0.00

          (8)   Reductions in the Collateral Interest

                (a)   The excess, if any, of the
                      Collateral Defaulted Amount
                      over the sum of (i) Available
                      Finance Charge Collections
                      applied to such Collateral
                      Defaulted Amount, (ii)
                      Reallocated Class D Principal
                      Collections applied to such
                      Collateral Defaulted Amount and
                      (iii) the amount by which the
                      Class D Invested Amount has
                      been reduced in respect of such
                      Collateral Defaulted Amount                         $0.00

                (b)   The amount by which the
                      Collateral Invested Amount has
                      been reduced on the
                      Distribution Date in respect of
                      Reallocated Collateral
                      Principal Collections                               $0.00

                (c)   The amount by which the
                      Collateral Invested Amount has
                      been reduced on the
                      Distribution Date in respect of
                      items 6(a) and 7(a) above                           $0.00

                (d)   The total amount by which the
                      Collateral Invested Amount has
                      been reduced on the
                      Distribution Date as set forth
                      in items 8(a), (b) and ( c)                         $0.00

                (e)   The total amount reimbursed on
                      the Distribution Date in
                      respect of reductions in the
                      Collateral Invested Amount on
                      prior Distribution Dates                            $0.00

                (f)   The amount, if any, by which
                      the outstanding principal
                      balance of the Collateral
                      Interest exceeds the Collateral
                      Invested Amount, if any, as of
                      the Distribution Date, after
                      giving effect to all deposits,
                      withdrawals and distributions
                      on the Distribution Date                            $0.00

          (9)   Reductions in the Class D Interest

                (a)   The excess, if any, of the
                      Class D Defaulted Amount over
                      Available Finance Charge
                      Collections applied to such
                      Class D Defaulted Amount                            $0.00

                (b)   The amount by which the Class D
                      Invested Amount has been
                      reduced on the Distribution
                      Date in respect of Reallocated
                      Principal Collections                               $0.00

                        --------------------------------
                         Series 2000-1 Monthly Statement
                        March 15, 2005 Distribution Date
                        --------------------------------

                (c)   The amount by which the Class D
                      Invested Amount has been
                      reduced on the Distribution
                      Date in respect of items 6(a),
                      7(a) and 8 (a) above                                $0.00

                (d)   The total amount by which the
                      Class D Invested Amount has
                      been reduced on the
                      Distribution Date as set forth
                      in items 9(a), (b) and (c )                         $0.00

                (e)   The total amount reimbursed on
                      the Distribution Date in
                      respect of reductions in the
                      Class D Invested Amount on
                      prior Distribution Dates                            $0.00

                (f)   The amount, if any, by which
                      the outstanding principal
                      balance of the Class D Interest
                      exceeds the Class D Invested
                      Amount, if any, as of the
                      Distribution Date, after giving
                      effect to all deposits,
                      withdrawals and distributions
                      on the Distribution Date                            $0.00

          (10)  Investor Monthly Servicing Fee

                (a)   The amount of the Series 2000-1
                      Monthly Servicing Fee payable
                      to the Servicer on the
                      Distribution Date                             $118,671.88

          (11)  Class A Monthly Interest

                (a)   Class A Monthly Interest
                      payable on the Distribution Date                   ($0.00)

          (12)  Class B Monthly Interest

                (a)   Class B Monthly Interest
                      payable on the Distribution Date              $112,822.50

          (13)  Principal Funding Account Amount

                (a)   The amount on deposit in the
                      Principal Funding Account on
                      the Distribution Date, after
                      giving effect to all deposits,
                      withdrawals and distributions
                      on such Distribution Date                           $0.00

                (b)   Deposits to the Principal
                      Funding Account are currently
                      scheduled to commence on the
                      Distribution Date occurring in
                      May 2004 (The initial funding
                      date for the Principal Funding
                      Account may be modified in
                      certain circumstances in
                      accordance with the terms of
                      the Series Supplement.)

          (14)  Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount
                for the Distribution Date, after giving
                effect to all deposits, withdrawals and
                distributions on such Distribution Date                   $0.00

          (15)  Class A Reserve Account

                (a)   The amount on deposit in the
                      Class A Reserve Account on the
                      Distribution Date, after giving
                      effect to all deposits,
                      withdrawals and distributions
                      on such Distribution Date and
                      the related Transfer Date                           $0.00

                (b)   The Class A Required Reserve
                      Account Amount                                      $0.00

                        --------------------------------
                         Series 2000-1 Monthly Statement
                        March 15, 2005 Distribution Date
                        --------------------------------

          (16)  Class B Reserve Account

                (a)   The amount on deposit in the
                      Class B Reserve Account on the
                      Distribution Date, after giving
                      effect to all deposits,
                      withdrawals and distributions
                      on such Distribution Date and
                      the related Transfer Date                           $0.00

                (b)   The Class B Required Reserve
                      Account Amount                                      $0.00

C)        Class A Invested Amount

          (1)   The Class A Initial Invested
                Amount                                          $420,000,000.00

          (2)   The Class A Invested Amount on the
                Distribution Date, after giving effect to
                all deposits, withdrawals and distributions
                on such Distribution Date                                 $0.00

          (3)   The Pool Factor for the Distribution
                Date (which represents the ratio of
                the Class A Invested Amount, as of
                such Distribution Date, after giving
                effect to any adjustment in the Class
                A Invested Amount on such
                Distribution Date, to the Class A
                Initial Invested Amount). The amount
                of a Class A Certificateholder's pro
                rata share of the Class A Invested
                Amount can be determined by
                multiplying the original denomination
                of the Class A Certificateholder's
                Certificate by the Pool Factor                         0.000000

D)        Class B Invested Amount

          (1)   The Class B Initial Invested Amount              $47,250,000.00

          (2)   The Class B Invested Amount on the
                Distribution Date, after giving
                effect to all deposits, withdrawals
                and distributions on such
                Distribution Date                                         $0.00

          (3)   The Pool Factor for the Distribution
                Date (which represents the ratio of
                the Class B Invested Amount, as of
                such Distribution Date, after giving
                effect to any adjustment in the Class
                B Invested Amount on such
                Distribution Date, to the Class B
                Initial Invested Amount). The amount
                of a Class B Certificateholder's pro
                rata share of the Class B Invested
                Amount can be determined by
                multiplying the original denomination
                of the Class B Certificateholder's
                Certificate by the Pool Factor                         0.000000

E)        Collateral Invested Amount

          (1)   The Collateral Initial Invested Amount           $42,000,000.00

          (2)   The Collateral Invested Amount on the
                Distribution Date, after giving
                effect to all deposits, withdrawals
                and distributions on such
                Distribution Date                                $17,373,729.44

          (3)   The Collateral Invested Amount as a
                percentage of the Invested Amount on
                such Distribution Date                                   52.45%

                        --------------------------------
                         Series 2000-1 Monthly Statement
                        March 15, 2005 Distribution Date
                        --------------------------------

F)        Class D Invested Amount

          (1)   The Class D Initial Invested Amount              $15,750,000.00

          (2)   The Class D Invested Amount on the
                Distribution Date, after giving
                effect to all deposits, withdrawals
                and distributions on such
                Distribution Date                                            --

          (3)   The Class D Invested Amount as a
                percentage of the Invested Amount on
                such Distribution Date                                   47.55%

G)        Receivables Balances

          (1)   The aggregate amount of Principal
                Receivables in the Trust at the close
                of business on the last day of the
                immediately preceding Monthly Period             $4,352,813,824

          (2)   The aggregate amount of Finance
                Charge Receivables in the Trust at
                the close of business on the last day
                of the immediately preceding Monthly
                Period                                             $248,739,922

H)        Annualized Percentages

          (1)   The Gross Yield (Available Finance
                Charge Collections for the Series
                2000-1 Certificates for the preceding
                Monthly Period (excluding payments
                received from Interest Rate
                Protection Agreements) divided by the
                Invested Amount of the Series 2000-1
                Certificates as of the last day of
                the next preceding Monthly Period,
                multiplied by 365 divided by number
                of days in the calendar month.                           17.37%

          (2)   The Net Loss Rate (the Series 2000-1
                Defaulted Amount for the preceding
                Monthly Period divided by the
                Invested Amount of the Series 2000-1
                Certificates as of the last day of
                the next preceding Monthly Period,
                multiplied by 12)                                         7.46%

          (3)   The Portfolio Yield (the Gross Yield minus
                the Net Loss Rate for the Series 2000-1
                Certificates for the preceding Monthly
                Period)                                                   9.91%

          (4)   The Base Rate (Monthly Interest plus Monthly
                Servicing Fee (based on an assumed Servicing
                Fee Rate of 2% per annum) for the preceding
                Monthly Period with respect to the related
                Distribution Date, divided by the Invested
                Amount of the Series 2000-1 Certificates as
                of the last day of the next preceding
                Monthly Period, multiplied by 12)                         4.24%

          (5)   The Net Spread (the Portfolio Yield
                minus the Base Rate for the Series
                2000-1 Certificates for the preceding
                Monthly Period)                                           5.67%

          (6)   The Monthly Payment Rate (Collections
                of Principal Receivables and Finance
                Charge Receivables with respect to
                all Receivables in the Trust for the
                preceding Monthly Period divided by
                the amount of Receivables in the
                Trust as of the last day of the next
                preceding Monthly Period)                                 9.85%

                        --------------------------------
                         Series 2000-1 Monthly Statement
                        March 15, 2005 Distribution Date
                        --------------------------------

I)        Series 2000-1 Information for the
          Last Three Distribution Dates

          1)    Gross Yield

                a)    03/15/05             17.37%
                b)    02/15/05             18.11%
                c)    01/18/05             10.88%

          2)    Net Loss Rate

                a)    03/15/05              7.46%
                b)    02/15/05              6.48%
                c)    01/18/05              2.13%

          3)    Net Spread (Portfolio
                Yield Minus Base Rate)

                a)    03/15/05              5.67%
                b)    02/15/05              7.03%
                c)    01/18/05              1.56%

                Three Month Average         4.75%

          4)    Monthly Payment Rate

                a)    03/15/05              9.85%
                b)    02/15/05             10.48%
                c)    01/18/05             10.15%

                                           CHASE BANK USA, NATIONAL ASSOCIATION
                                           Servicer


                                           By: _________________________________
                                           Name:  Patricia Garvey
                                           Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2

                  ---------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on March 15, 2005 and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly
         Distribution for the Series 2000-2 Class A
         Certificates and Class B Certificates
         (stated on the basis of $1,000 original
         certificate principal amount)

         (1)    The total amount distributed to
                Class A Certificateholders per
                $1,000 original certificate
                principal amount                                      $2.146667

         (2)    The amount set forth in A(1) above
                distributed to Class A
                Certificateholders with respect to
                interest per $1,000 original
                certificate principal amount                           $2.146667

         (3)    The amount set forth in A(1) above
                distributed to Class A
                Certificateholders with respect to
                principal per $1,000 original
                certificate principal amount                           $0.000000

         (4)    The total amount distributed to
                Class B Certificateholders per
                $1,000 original certificate
                principal amount                                       $2.411111

         (5)    The amount set forth in A(4) above
                distributed to Class B
                Certificateholders with respect to
                interest per $1,000 original
                certificate principal amount                           $2.411111

         (6)    The amount set forth in A(4) above
                distributed to Class B
                Certificateholders with respect to
                principal per $1,000 original
                certificate principal amount                           $0.000000

B) Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections
                to the Series 2000-2 Certificates

                (a)   The aggregate amount of
                      Finance Charge Receivables
                      collected during the Monthly
                      Period immediately preceding
                      the Distribution Date                       $52,188,648.85

                      -------------------------------------
                         Series 2000-2 Monthly Statement
                        March 15, 2005 Distribution Date
                      -------------------------------------

                (b)   The aggregate amount of
                      Interchange collected and
                      allocated to the Trust for the
                      Monthly Period immediately
                      preceding the Distribution Date              $4,749,761.21

                (c)   The aggregate amount of
                      Principal Receivables
                      collected during the Monthly
                      Period immediately preceding
                      the Distribution Date                      $403,358,743.30

                (d)   The Floating Allocation
                      Percentage with respect to the
                      Series 2000-2 Certificates for
                      the Monthly Period immediately
                      preceding the Distribution Date                  7.515831%

                (e)   The Principal Allocation
                      Percentage with respect to the
                      Series 2000-2 Certificates for
                      the Monthly Period immediately
                      preceding the Distribution Date                 13.049993%

                (f)   The Finance Charge Receivables
                      and Interchange collected and
                      allocated to the Series 2000-2
                      Certificates for the Monthly
                      Period immediately preceding
                      the Distribution Date                        $4,279,394.57

                (g)   The Principal Receivables
                      collected and allocated to the
                      Series 2000-2 Certificates for
                      the Monthly Period immediately
                      preceding the Distribution Date             $52,638,286.65

         (2)    Available Finance Charge Collections
                and Reallocated Principal Collections
                for Series 2000-2 for the Monthly
                Period immediately preceding the
                Distribution Date.

                (a)   The Finance Charge Receivables
                      and Interchange collected and
                      allocated to the Series 2000-2
                      Certificates                                 $4,279,394.57

                (b)   Collection Account and Special
                      Funding Account investment
                      earnings allocated to the
                      Series 2000-2 Certificates                           $0.00

                (c)   Principal Funding Account
                      Investment Proceeds                            $396,595.06

                (d)   Class A Reserve Draw Amount                          $0.00

                (e)   Class B Reserve Draw Amount                          $0.00

                (f)   Additional Finance Charges from other
                      Series allocated to the Series 2000-2
                      Certificates                                         $0.00

                (g)   Payments, if any, on deposit as of
                      the Determination Date received from
                      any Interest Rate Protection
                      Agreements                                           $0.00

                (h)   Reallocated Class D Principal
                      Collections                                          $0.00

                (i)   Reallocated Collateral Principal
                      Collections                                          $0.00

                      -------------------------------------
                         Series 2000-2 Monthly Statement
                        March 15, 2005 Distribution Date
                      -------------------------------------

                (j)   Reallocated Class B Principal
                      Collections                                          $0.00

                (k)   Total Available Finance Charge
                      Collections and Reallocated
                      Principal Collections for
                      Series 2000-2 (total of (a),
                      (b), (c), (d), (e), (f), (g),
                      (h), (i) and (j) above)                      $4,675,989.63

         (3)    Available Principal Collections for
                Series 2000-2 for the Monthly Period
                immediately preceding the
                Distribution Date

                (a)   The Principal Receivables
                      collected and allocated to the
                      Series 2000-2 Certificates                  $52,638,286.65

                (b)   Shared Principal Collections
                      from other Series allocated to
                      the Series 2000-2 Certificates                       $0.00

                (c)   Additional amounts to be
                      treated as Available Principal
                      Collections pursuant to the
                      Series Supplement                            $2,071,811.48

                (d)   Reallocated Class D
                      Principal Collections                                $0.00

                (e)   Reallocated Collateral Principal
                      Collections                                          $0.00

                (f)   Reallocated Class B
                      Principal Collections                                $0.00

                (g)   Available Principal
                      Collections for Series 2000-2
                      (total of (a), (b) and ( c)
                      minus (d), (e) and (f) above)               $54,710,098.13

         (4)    Delinquent Balances in the Trust

                The aggregate outstanding
                balance of the Accounts which
                were delinquent as of the
                close of business on the last
                day of the Monthly Period
                immediately preceding the
                Distribution Date.

                (a)   31-60 days                                     $88,078,227
                (b)   61-90 days                                      61,466,907
                (c)   91 or more days                                136,803,568
                                                                    ------------
                (d)   Total Delinquencies                           $286,348,702

         (5)    Defaulted Amount

                (a)   The aggregate amount of
                      Defaulted Receivables with
                      respect to the Trust for the
                      Monthly Period immediately
                      preceding the Distribution Date             $32,634,691.27

                (b)   The aggregate Amount of
                      Recoveries of Defaulted
                      Receivables processed
                      during the Monthly Period
                      immediately preceding the
                      Distribution Date                            $5,068,723.79

                      -------------------------------------
                         Series 2000-2 Monthly Statement
                        March 15, 2005 Distribution Date
                      -------------------------------------

                (c)   The Defaulted Amount for the
                      Monthly Period immediately
                      preceding the Distribution
                      Date [Defaulted Receivables
                      minus Recoveries]                           $27,565,967.48

                (d)   The Defaulted Amount for the
                      Monthly Period immediately
                      preceding the Distribution
                      Date allocable to the Series
                      2000-2 Certificates (the
                      "Series 2000-2 Defaulted
                      Amount")                                     $2,071,811.48

                (e)   The Class A Defaulted Amount
                      [Series 2000-2 Defaulted
                      Amount multiplied by the Class
                      A Percentage]                                $1,271,293.94

                (f)   The Class B Defaulted Amount
                      [Series 2000-2 Defaulted
                      Amount multiplied by the Class
                      B Percentage]                                  $368,561.26

         (6)    Class A Charge-Offs

                (a)   The excess, if any, of the
                      Class A Defaulted Amount over
                      the sum of (i) Available
                      Finance Charge Collections
                      aqplied to such Class A
                      Defaulted Amount, (ii)
                      Reallocated Principal
                      Collections aqplied to such
                      Class A Defaulted Amount,
                      (iii) the amount by which the
                      Class D invested Amount has
                      been reduced in respect of
                      such Class A Defaulted Amount,
                      (iv) the amount by which the
                      Collateral Invested Amount has
                      been reduced in respect of
                      such Class A Defaulted Amount
                      and (v) the amount by which
                      the Class B Invested Amount
                      has been reduced in respect of
                      such Class A Defaulted Amount
                      (a"Class A Charge-Off")                              $0.00

                (b)   The amount of the Class A
                      Charge-Off set forth in item
                      6(a) above, per $1,000
                      original certificate principal
                      amount (which will have the
                      effect of reducing, pro rata,
                      the amount of each Class A
                      Certificateholder's investment)                  $0.000000

                (c)   The total amount reimbursed on
                      the Distribution Date in
                      respect of  Class A
                      Charge-Offs for prior
                      Distribution  Dates                                  $0.00

                (d)   The amount set forth in item
                      6(c) above per $1,000 original
                      certificate principal amount
                      (which will have the effect of
                      increasing, pro rata, the
                      amount of each Class A
                      Certificateholder's investment)                  $0.000000

                (e)   The amount, if any, by which
                      the outstanding principal
                      balance of the Class A
                      Certificates exceeds the Class
                      A Invested Amount if any, as
                      of the Distribution Date,
                      after giving effect to all
                      deposits, withdrawals and
                      distributions on such
                      Distribution Date                                    $0.00

                      -------------------------------------
                         Series 2000-2 Monthly Statement
                        March 15, 2005 Distribution Date
                      -------------------------------------

         (7)    Class B Charge-Offs

                (a)   The excess, if any, of the
                      Class B Defaulted Amount over
                      the sum of (i) Available
                      Finance Charge Collections
                      aqplied to such Class B
                      Defaulted Amount, (ii)
                      Reallocated Class D Principal
                      Collections aqplied to such
                      Class B Defaulted Amount,
                      (iii) Reallocated Collateral
                      Principal Collections aqplied
                      to such Class B Defaulted
                      Amount, (iv) the amount by
                      which the Class D Invested
                      Amount has been reduced in
                      respect of such Class B
                      Defaulted Amount and (v) the
                      amount by which the Collateral
                      Invested Amount has been
                      reduced in respect of such
                      Class B Defaulted Amount                             $0.00

                (b)   The amount by which the Class
                      B Invested Amount has been
                      reduced on the Distribution
                      Date in respect of Reallocated
                      Class B Principal Collections                        $0.00

                (c)   The amount by which the Class
                      B Invested Amount has been
                      reduced on the Distribution
                      Date in respect of item 6(a)
                      (together with item 7(a),
                      "Class B Charge-Offs")                               $0.00

                (d)   The total amount by which the
                      Class B Invested Amount has
                      been reduced on the
                      Distribution Date as set forth
                      in items 7(a), (b) and (c)                           $0.00

                (e)   The amount set forth in item
                      7(d) above per $1,000 original
                      certificate principal amount
                      (which will have the effect of
                      reducing, pro rata, the amount
                      of each Class B
                      Certificateholder's investment)                  $0.000000

                (f)   The total amount reimbursed on
                      the Distribution Date in
                      respect of reductions in the
                      Class B Invested Amount on
                      prior Distribution Dates                             $0.00

                (g)   The amount set forth in item
                      7(f) above per $1,000 original
                      certificate principal amount
                      (which will have the effect of
                      increasing, pro rata, the
                      amount of each Class B
                      Certificateholder's investment)                  $0.000000

                (h)   The amount, if any, by which
                      the outstanding principal
                      balance of the Class B
                      Certificates exceeds the Class
                      B Invested Amount if any, as
                      of the Distribution Date,
                      after giving effect to all
                      deposits, withdrawals and
                      distributions on such
                      Distribution Date                                    $0.00

         (8)    Reductions in the Collateral Interest

                (a)   The excess, if any, of the Collateral
                      Defaulted Amount over the sum of  (i)
                      Available Finance Charge Collections
                      aqplied to such Collateral Defaulted
                      Amount, (ii) Reallocated Class D
                      Principal Collections aqplied to such
                      Collateral Defaulted Amount and (iii)
                      the amount by which the  Class D
                      Invested Amount has been reduced in
                      respect of such Collateral Defaulted
                      Amount                                               $0.00

                      -------------------------------------
                         Series 2000-2 Monthly Statement
                        March 15, 2005 Distribution Date
                      -------------------------------------

                (b)   The amount by which the
                      Collateral Invested Amount has
                      been reduced on the
                      Distribution Date in respect
                      of Reallocated Collateral
                      Principal Collections                                $0.00

                (c)   The amount by which the
                      Collateral Invested Amount has
                      been reduced on the
                      Distribution Date in respect
                      of items 6(a) and 7(a) above                         $0.00

                (d)   The total amount by which the
                      Collateral Invested Amount has
                      been reduced on the
                      Distribution Date as set forth
                      in items 8(a),(b) and ( c)                          $0.00

                (e)   The total amount reimbursed on the
                      Distribution Date in respect of
                      reductions in the Collateral
                      Invested Amount on prior
                      Distribution Dates                                   $0.00

                (f)   The amount, if any, by which
                      the outstanding principal
                      balance of the Collateral
                      Interest exceeds the
                      Collateral Invested Amount, if
                      any, as of the Distribution
                      Date, after giving effect to
                      all deposits, withdrawals and
                      distributions on the
                      Distribution Date                                    $0.00

         (9)    Reductions in the Class D Interest

                (a)   The excess, if any, of the
                      Class D Defaulted Amount over
                      Available Finance Charge
                      Collections aqplied to such
                      Class D Defaulted Amount                             $0.00

                (b)   The amount by which the Class
                      D Invested Amount has been
                      reduced on the Distribution
                      Date in respect of Reallocated
                      Principal Collections                                $0.00

                (c)   The amount by which the Class
                      D Invested Amount has been
                      reduced on the Distribution
                      Date in respect of items 6(a),
                      7(a) and 8 (a) above                                 $0.00

                (d)   The total amount by which the
                      Class D Invested Amount has
                      been reduced on the
                      Distribution Date as set forth
                      in items 9(a), (b) and (c)                           $0.00

                (e)   The total amount reimbursed on
                      the Distribution Date in
                      respect of reductions in the
                      Class D Invested Amount on
                      prior Distribution Dates                             $0.00

                (f)   The amount, if any, by which
                      the outstanding principal
                      balance of the Class D
                      Interest exceeds the Class D
                      Invested Amount, if any, as of
                      the Distribution Date, after
                      giving effect to all deposits,
                      withdrawals and distributions
                      on the Distribution Date                             $0.00

         (10)   Investor Monthly Servicing Fee

                (a)   The amount of the Series 2000-2
                      Monthly Servicing Fee payable
                      to the Servicer on the Distribution
                      Date                                           $486,129.58

                      -------------------------------------
                         Series 2000-2 Monthly Statement
                        March 15, 2005 Distribution Date
                      -------------------------------------

         (11)   Class A Monthly Interest

                (a)   Class A Monthly Interest payable
                      on the Distribution Date                       $966,000.00

         (12)   Class B Monthly Interest

                (a)   Class B Monthly Interest payable
                      on the Distribution Date                       $142,978.89

         (13)   Principal Funding Account Amount

                (a)   The amount on deposit in the
                      Principal Funding Account on
                      the Distribution Date, after
                      giving effect to all deposits,
                      withdrawals and distributions
                      on such Distribution Date                  $286,363,000.00

                (b)   Deposits to the Principal
                      Funding Account are currently
                      scheduled to commence on the
                      Distribution Date occurring in
                      August 2004 (The initial
                      funding date for the Principal
                      Funding Account may be
                      modified in certain
                      circumstances in accordance
                      with the terms of the Series
                      Supplement.)

         (14)   Deficit Controlled Accumulation Amount

                      The Deficit Controlled Accumulation
                      Amount for the Distribution Date,
                      after giving effect to all deposits,
                      withdrawals and distributions on such
                      Distribution Date                                    $0.00

         (15)   Class A Reserve Account

                (a)   The amount on deposit in the
                      Class A Reserve Account on the
                      Distribution Date, after
                      giving effect to all deposits,
                      withdrawals and distributions
                      on such Distribution Date and
                      the related Transfer Date                    $2,250,000.00

                (b)   The Class A Required Reserve
                      Account Amount                               $2,250,000.00

         (16)   Class B Reserve Account

                (a)   The amount on deposit in the Class B
                      Reserve Account on the Distribution
                      Date, after giving effect to all
                      deposits, withdrawals and
                      distributions on such Distribution
                      Date and the related Transfer Date                   $0.00

                (b)   The Class B Required Reserve
                      Account Amount                                       $0.00

                      -------------------------------------
                         Series 2000-2 Monthly Statement
                        March 15, 2005 Distribution Date
                      -------------------------------------

C)       Class A Invested Amount

         (1)    The Class A Initial Invested Amount              $450,000,000.00

         (2)    The Class A Invested Amount on the
                Distribution Date, after giving effect
                to all deposits, withdrawals and
                distributions on such Distribution Date          $450,000,000.00

         (3)    The Pool Factor for the Distribution
                Date (which represents the ratio of the
                Class A Invested Amount, as of such
                Distribution Date, after giving effect
                to any adjustment in the Class A
                Invested Amount on such Distribution
                Date, to the Class A Initial Invested
                Amount). The amount of a Class A
                Certificateholder's pro rata share of
                the Class A Invested Amount can be
                determined by multiplying the original
                denomination of the Class A
                Certificateholder's Certificate by the
                Pool Factor                                             1.000000

D)       Class B Invested Amount

         (1)    The Class B Initial Invested Amount               $59,300,000.00

         (2)    The Class B Invested Amount
                on the Distribution Date,
                after giving effect to all
                deposits, withdrawals and
                distributions on such
                Distribution Date                                 $59,300,000.00

         (3)    The Pool Factor for the Distribution
                Date (which represents the ratio of the
                Class B Invested Amount, as of such
                Distribution Date, after giving effect
                to any adjustment in the Class B
                Invested Amount on such Distribution
                Date, to the Class B Initial Invested
                Amount). The amount of a Class B
                Certificateholder's pro rata share of
                the Class B Invested Amount can be
                determined by multiplying the original
                denomination of the Class B
                Certificateholder's Certificate by the
                Pool Factor.                                            1.000000

E)       Collateral Invested Amount

         (1)    The Collateral Initial Invested
                Amount                                            $49,200,000.00

         (2)    The Collateral Invested Amount on the
                Distribution Date, after giving effect
                to all deposits, withdrawals and
                distributions on such Distribution Date           $49,200,000.00

         (3)    The Collateral Invested Amount as a
                percentage of the Invested Amount on
                such Distribution Date                                     8.50%

                      -------------------------------------
                         Series 2000-2 Monthly Statement
                        March 15, 2005 Distribution Date
                      -------------------------------------

F)       Class D Invested Amount

         (1)    The Class D Initial Invested Amount               $20,300,000.00

         (2)    The Class D Invested Amount on the
                Distribution Date, after giving effect
                to all deposits, withdrawals and
                distributions on such Distribution Date           $20,300,000.00

         (3)    The Class D Invested Amount as a
                percentage of the Invested Amount on
                such Distribution Date                                     3.51%

G)       Receivables Balances

         (1)    The aggregate amount of Principal
                Receivables in the Trust at the close
                of business on the last day of the
                immediately preceding Monthly Period              $4,352,813,824

         (2)    The aggregate amount of Finance Charge
                Receivables in the Trust at the close
                of business on the last day of the
                immediately preceding Monthly Period                $248,739,922

H)       Annualized Percentages

         (1)    The Gross Yield (Available Finance
                Charge Collections for the Series
                2000-2 Certificates for the preceding
                Monthly Period (excluding payments
                received from Interest Rate Protection
                Agreements) divided by the Invested
                Amount of the Series 2000-2
                Certificates as of the last day of the
                next preceding Monthly Period,
                multiplied by 366 divided by the number
                of days in the calendar month)
                Effective November 2002 monthly period.                   10.53%

         (2)    The Net Loss Rate (the Series 2000-2
                Defaulted Amount for the preceding
                Monthly Period divided by the Invested
                Amount of the Series 2000-2
                Certificates as of the last day of the
                next preceding Monthly Period,
                multiplied by 12)                                          4.30%

         (3)    The Portfolio Yield (the Gross Yield
                minus the Net Loss Rate for the Series
                2000-2 Certificates for the preceding
                Monthly Period)                                            6.23%

         (4)    The Base Rate (Monthly Interest plus
                Monthly Servicing Fee (based on an
                assumed Servicing Fee Rate of 2% per
                annum) for the preceding Monthly Period
                with respect to the related
                Distribution Date, divided by the
                Invested Amount of the Series 2000-2
                Certificates as of the last day of the
                next preceding Monthly multiplied by
                12)                                                        4.13%

         (5)    The Net Spread (the Portfolio Yield
                minus the Base Rate for the Series
                2000-2 Certificates for the preceding
                Monthly Period)                                            2.10%

                      -------------------------------------
                         Series 2000-2 Monthly Statement
                        March 15, 2005 Distribution Date
                      -------------------------------------

         (6)    The Monthly Payment Rate (Collections
                of Principal Receivables and Finance
                Charge Receivables with respect to all
                Receivables in the Trust for the
                preceding Monthly Period divided by the
                amount of Receivables in the Trust as
                of the last day of the next preceding
                Monthly Period)                                            9.85%

I)       Series 2000-2 Information for the Last Three
         Distribution Dates

         1)     Gross Yield

                a)    03/15/05                        10.53%
                b)    02/15/05                        12.32%
                c)    01/18/05                        13.04%

         2)     Net Loss Rate

                a)    03/15/05                         4.30%
                b)    02/15/05                         4.19%
                c)    01/18/05                         5.30%

         3)     Net Spread (Portfolio Yield Minus
                Base Rate)

                a)    03/15/05                         2.10%
                b)    02/15/05                         3.95%
                c)    01/18/05                         3.02%

                Three Month Average                    3.02%

         4)     Monthly Payment Rate

                a)    03/15/05                         9.85%
                b)    02/15/05                        10.48%
                c)    01/18/05                        10.15%


                                           CHASE BANK USA, NATIONAL ASSOCIATION,
                                           Servicer


                                           By: _________________________________
                                           Name: Patricia Garvey
                                           Title: Vice President